UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported)  January 3, 2006
                                                          ---------------


                             AIR METHODS CORPORATION
                             -----------------------
             (Exact name of Registrant as Specified in Its Charter)

                         Commission file number  0-16079
                                                --------


                Delaware                                    84-0915893
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     (State or Other Jurisdiction                        (I.R.S. Employer
   of Incorporation or Organization)                  Identification  Number)


   7301 South Peoria, Englewood, Colorado                     80112
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  (Address of Principal Executive Offices)                 (Zip  Code)


        Registrant's Telephone Number, Including Area Code (303) 792-7400
                                                           --------------


     Former Name, Former Address and Former Fiscal Year, if Changed Since Last
                                  Report:  N/A


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION  5

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective January 4, 2006, Mike Allen was appointed as senior vice president of the Air Medical Services Division for Air Methods Corporation (the Company) to replace Neil Hughes, who resigned his position effective January 3, 2006. Mr. Allen has served in a number of management and pilot capacities since joining the Company in 1992 and has 20 years of substantive aviation/management experience. Mr. Allen, aged 42, is a graduate of Portland State University with a Bachelor of Science degree in Mathematics. To ensure a smooth transition of his responsibilities, Mr. Hughes will continue to function as a senior advisor to Aaron Todd, the chief executive officer, for an interim period.


SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           AIR METHODS CORPORATION


Date:  January  6,  2006                   By  \s\  Trent Carman
                                              ----------------------------------
                                              On behalf of the Company,
                                              and as Chief Financial Officer